                                                                    EXHIBIT 10.4


                                            ***TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                          UNDER 17 C.F.R. SECTIONS 200.80(b)(4),
                                                            200.83 AND 240.24b-2


                          REGISTRATION RIGHTS AGREEMENT

                                     BETWEEN

                          AMYLIN PHARMACEUTICALS, INC.

                                       AND

                              ELI LILLY AND COMPANY

                          REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (the "REGISTRATION RIGHTS AGREEMENT") is made as of this 19th day of September, 2002 (the "EFFECTIVE DATE") by and between AMYLIN PHARMACEUTICALS, INC., a Delaware corporation, having a principal place of business at 9373 Towne Center Drive, San Diego, California 92121 (the "COMPANY"), and ELI LILLY AND COMPANY, an Indiana corporation having a principal place of business at Lilly Corporate Center, Indianapolis, Indiana 46285 (the "SHAREHOLDER").

                                    RECITALS

        The Company and the Shareholder are entering into, as of the Effective Date, a Collaboration Agreement (the "COLLABORATION AGREEMENT") pursuant to which they are agreeing to collaborate in the development and marketing of a pharmaceutical compound.

        In connection with the Collaboration Agreement, the Company and the Shareholder also are entering into, as of the Effective Date, several related agreements including, among others:

        - a Stock Purchase Agreement (the "STOCK PURCHASE AGREEMENT") pursuant to which the Shareholder is purchasing from the Company shares (the "CLOSING SHARES") of the Company's Common Stock, par value $0.001 per share (the "COMPANY COMMON STOCK");

        - a Loan Agreement (the "LOAN AGREEMENT") pursuant to which the Shareholder may extend loans to the Company and then, subject to the conditions stated therein, elect to convert all or part of those loans into shares (the "LOAN CONVERSION SHARES") of Company Common Stock; and

        - a Milestone Conversion Agreement (the "MILESTONE CONVERSION AGREEMENT") pursuant to which the Shareholder may elect, under specified conditions, to receive shares (the "MILESTONE CONVERSION SHARES") of Company Common Stock in respect of milestone payments made by the Shareholder to the Company pursuant to the Collaboration Agreement.

        In connection with the Shareholder's acquisition and potential future acquisitions of shares of Company Common Stock pursuant to those agreements, the Company and the Shareholder are entering into this Registration Rights Agreement to provide the Shareholder with the right to have the resale of the Closing Shares, the Loan Conversion Shares (if any), and the Milestone Conversion Shares (if any) registered under applicable securities laws, as more fully set forth below.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the mutual covenants herein and in the foregoing agreements, the parties hereto agree as follows:



                                       1.

SECTION 1. DEFINITIONS.

        Capitalized terms not defined herein shall have the meanings given to them in the Collaboration Agreement. For purposes of this Agreement, the following terms shall have the following meanings:

        The term "ANTICIPATORY DEMAND" shall have the meaning assigned thereto in Section 2(a) of this Agreement.

        The term "CLOSING SHARES" shall have the meaning assigned thereto in the Recitals.

        The term "COLLABORATION AGREEMENT" shall have the meaning assigned thereto in the Recitals.

        The term "COMMISSION" means the United States Securities and Exchange Commission or any successor federal agency at the time administering the Securities Act.

        The term "COMPANY" shall have the meaning assigned thereto in the opening paragraph.

        The term "COMPANY COMMON STOCK" shall have the meaning assigned thereto in the Recitals.

        The term "CONVERSION" means any conversion of indebtedness or milestone payments into Company Common Stock pursuant to the Loan Agreement or the Milestone Conversion Agreement.

        The term "CONVERSION AMOUNT" means, with respect to any Conversion, the aggregate amount of indebtedness and/or milestone payments converted into Company Common Stock.

        The term "CONVERSION DATE" means, with respect to any Conversion, the date as of which such Conversion is effective, determined in accordance with the Loan Agreement or the Milestone Conversion Agreement, as the case may be.

        The term "CONVERSION DEMAND" shall have the meaning assigned thereto in
Section 2(a) of this Agreement.

        The term "CONVERSION DEMAND REGISTRATION" means any Demand Registration pursuant to a Conversion Demand.

        The term "CONVERSION NOTICE" means, with respect to any Conversion, the written notice delivered by the Shareholder to the Company pursuant to which the Shareholder elects to effect such Conversion.

        The term "CONVERSION SHARES" means the Loan Conversion Shares and the Milestone Conversion Shares.



                                       2.

        The term "DEMAND" means any written demand pursuant to this Agreement by a Holder to the Company for a Demand Registration, including both Conversion Demands and Ordinary Demands.

        The term "DEMAND DATE" means, with respect to any Demand, the date such Demand is delivered to the Company.

        The term "DEMAND REGISTRATION" means the registration under the Securities Act and pursuant to this Agreement of any Registrable Securities pursuant to a Demand.

        The term "DEMANDING SELLERS" shall have the meaning assigned thereto in
Section 2(f) of this Agreement.

        The term "EXCHANGE ACT" means the Securities Exchange Act of 1934, or any federal statute or statutes that may be enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

        The term "HOLDER" means any Person who owns of record, or has the right (whether or not presently exercisable) to acquire, Registrable Securities.

        The term "LOAN AGREEMENT" shall have the meaning assigned thereto in the Recitals.

        The term "LOAN CONVERSION SHARES" shall have the meaning assigned thereto in the Recitals.

        The term "MAXIMUM DEMAND NUMBER" shall have the meaning assigned thereto in Section 2(f) of this Agreement.

        The term "MILESTONE CONVERSION AGREEMENT" shall have the meaning assigned thereto in the Recitals.

        The term "MILESTONE CONVERSION SHARES" shall have the meaning assigned thereto in the Recitals.

        The term "ORDINARY DEMAND" means any Demand other than a Conversion Demand.

        The term "ORDINARY DEMAND REGISTRATION" means any Demand Registration pursuant to an Ordinary Demand.

        The term "PERSON" means any individual, firm, corporation, partnership, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

        The term "PRIMARY OFFERING" means an offering by the Company of its own securities and on its own behalf.

        The term "REGISTRABLE SECURITIES" means (i) the Closing Shares, (ii) the Conversion Shares and (iii) any securities issued or issuable with respect to the Closing Shares or the Conversion Shares (or other Registrable Securities by virtue of this clause (iii)) by way of a



                                       3.

dividend, stock split, combination of shares, recapitalization, reorganization, reclassification, merger, consolidation, conversion, compulsory share exchange or any transaction or series of related transactions in which shares of Company Common Stock or Registrable Securities are changed into, converted into or exchanged for other securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement registering the sale or disposition of such securities under the Securities Act has been declared effective and such securities have been sold or otherwise transferred by the Holder thereof pursuant to such registration statement, or (ii) such securities are sold in compliance with Rule 144 or pursuant to a private transaction in which the Shareholder's registration rights are not assigned to such transferee.

        The term "REGISTRATION EXPENSES" shall have the meaning assigned thereto in Section 6 of this Agreement.

        The term "REQUISITE AMOUNT" means the lesser of (i) 100,000 shares of Company Common Stock (subject to appropriate adjustment in the event of any split or combination of shares, recapitalization or similar transaction) or, if shares of Company Common Stock are changed into, converted into or exchanged for other securities pursuant to any recapitalization, merger or similar transaction, such number of other securities as a holder of 100,000 shares of Company Common Stock would receive pursuant to such transaction, or (ii) such number of Conversion Shares as the Shareholder may be entitled to receive upon Conversion of a Conversion Amount equal to $2,000,000.

        The term "RULE 144" means Rule 144 (or any successor provisions) promulgated under the Securities Act.

        The term "RULE 145" means Rule 145 (or any successor provisions) promulgated under the Securities Act.

        The term "RULE 415" means Rule 415 (or any successor provisions) promulgated under the Securities Act.

        The term "SECURITIES ACT" means the Securities Act of 1933, or any federal statute or statutes that may be enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

        The term "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

        The term "SHAREHOLDER" shall have the meaning assigned thereto in the opening paragraph.

        The term "SHARES" shall mean the Closing Shares and the Conversion
Shares.

        The term "STOCK PURCHASE AGREEMENT" shall have the meaning assigned thereto in the Recitals.



                                       4.

        The term "TRANSFER" shall mean any sale, exchange, transfer, assignment, gift, pledge, encumbrance, hypothecation or alienation of any Shares, or any interest in such securities, now held or hereafter acquired by a Holder, whether voluntary, involuntary or by operation of law.

        The term "TRANSFEREE" shall mean any Person in receipt of Shares following a Transfer.

SECTION 2. DEMAND REGISTRATIONS.

                (a) CONVERSION DEMANDS. The Shareholder shall be entitled, in connection with each Conversion, to make a Demand (a "CONVERSION DEMAND") for a Conversion Demand Registration of all or part of the Conversion Shares and, at the Shareholder's election, all or part of any other Registrable Securities then owned by the Shareholder. The Shareholder may make a Conversion Demand for registration of Conversion Shares that it does not own on the Demand Date (i.e., the Shareholder may make the Conversion Demand in advance of the applicable Conversion Date) (an "ANTICIPATORY DEMAND"), so long as the Shareholder has already given the applicable Conversion Notice or gives it on the Demand Date. An Anticipatory Demand also may include Registrable Securities owned by the Shareholder on the Demand Date. Notwithstanding the foregoing, or any other provision of this Agreement, the Company shall have no obligation to file a registration statement pursuant to this Agreement more frequently than four (4) times per calendar year. Unless otherwise specified, each Anticipatory Demand shall be deemed to (i) include a request (with which the Company agrees to use its reasonable efforts to comply) that the Company not cause or permit the registration statement to become effective prior to the applicable Conversion Date, and (ii) require registration of a number of Registrable Securities equal to the sum of (x) in respect of Registrable Securities owned by the Shareholder on the Demand Date, such number, if any, as is specified in the Demand and (y) in respect of Conversion Shares not yet owned by the Shareholder on the Demand Date, such number as is actually issued to the Shareholder on the Conversion Date in respect of the applicable Conversion Amount.

                (b) ORDINARY DEMANDS. The Holders shall be entitled, at any time and from time to time, but not more frequently than once per calendar year, to make an Ordinary Demand for an Ordinary Demand Registration of all or part of the Registrable Securities. Notwithstanding the foregoing, or any other provision of this Agreement, the Company shall have no obligation to file a registration statement pursuant to this Agreement more frequently than four (4) times per calendar year. Within 10 days after receipt of any Ordinary Demand, the Company shall give written notice thereof to all other Holders of Registrable Securities and, to the extent so requested by such Holders (but subject to the other terms of this Agreement), shall include in such registration all Registrable Securities of each Holder who requests such inclusion within 10 days after receipt of such notice.

                Notwithstanding any other provision of this Agreement, in no event shall the Company be required to file any registration statement pursuant to this Agreement prior to the date as of which Shares may be sold by the Shareholder pursuant to Section 11.1 of the Loan Agreement.

                (c) REQUIREMENTS FOR DEMANDS. Each Demand shall specify the number of Registrable Securities to be registered and, in the case of an Anticipatory Demand, the applicable Conversion Amount. Each Demand also shall specify the intended method of distribution, to the



                                       5.

extent known on the Demand Date, including whether such method contemplates an offering to be made on a delayed or continuous basis pursuant to Rule 415. No Demand shall be effective or impose any obligation upon the Company unless it requires registration of no less than the Requisite Amount of Registrable Securities.

                (d) SATISFACTION OF OBLIGATIONS. Subject to Section 4, a registration shall not be treated as a Demand Registration until the applicable registration statement with respect to such Demand Registration has been filed with the Commission and maintained continuously effective for a period of at least 150 days (or such shorter period as shall have been sufficient to permit all Registrable Securities included therein to have been sold thereunder in accordance with the manner of distribution set forth in such registration statement).

                (e) LIMITATIONS WITH RESPECT TO DEMAND REGISTRATIONS. The Company shall not be obligated to take any action to effect any Demand Registration in any state or jurisdiction in which the Company would be required to execute a general consent to service of process in connection therewith, unless the Company already is subject to service in such jurisdiction and except as may be required by the Securities Act; provided that the Company agrees to execute customary consents to service of process required by any state's securities laws in connection with securities offerings. The Company shall be entitled to postpone the filing or the effectiveness of a registration statement in respect of a Demand or suspend the use or effectiveness of any such registration statement for up to [...***...] (but no more than [...***...] in any period of [...***...] provided, that postponements and suspensions during any such [...***...] shall not exceed [...***...] in the aggregate) if the Company furnishes to the Holders a certificate signed by the chief executive officer of the Company stating that, (i) in the good faith judgment of the Company's Board of Directors, effecting the Demand Registration in respect of such Demand or effecting any transactions pursuant to such registration statement (x) would have a material adverse effect on any proposal or plan by the Company to engage in any material debt or equity financing, acquisition or disposition of assets (outside the ordinary course of business) or any material merger, share exchange, consolidation, tender offer or other transaction, or (y) would involve disclosure obligations contrary to the Company's best interests, or (ii) (x) the Company has received a request by the Commission or any other federal or state governmental authority during the period of effectiveness of a registration statement filed by the Company in accordance with a Demand Registration for amendments or supplements to such a registration statement or related prospectus or for additional information, (y) the Commission or any other federal or state governmental authority have issued any stop order suspending the effectiveness of a registration statement filed by the Company in accordance with a Demand Registration or have initiated any proceedings for that purpose, or (z) the Company has received any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose. Each Holder agrees not to effect any transactions pursuant to any registration statement with respect to which any such suspension is at any time in effect. To the extent that any request, stop order or notification referred to in the foregoing clause (ii) is made or issued by a state governmental authority, the suspension of the registration statement shall be invoked only with respect to the state over which such authority has jurisdiction. If so directed by the Company, all Holders registering shares under such registration statements shall use their best efforts to deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holders'

                                               *CONFIDENTIAL TREATMENT REQUESTED


                                       6.

possession, of the applicable prospectus relating to such Registrable Securities that is current at the time of receipt of such notice. In addition, the Company shall not be obligated to take any action to effect any such Demand Registration during the period starting with the date 60 days prior to the Company's estimated date of filing of, and ending on the date 90 days immediately following the effective date of, any registration statement pertaining to a Primary Offering of securities of the Company (other than a registration of securities in a transaction under Rule 145 or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

                (f) PRIORITY IN DEMAND REGISTRATIONS. In connection with a Demand Registration, if any managing underwriter (or, if such Demand Registration is not an underwritten offering, a nationally recognized independent underwriter selected by the Company and reasonably acceptable to the Holders of a majority of the Registrable Securities sought to be registered in such Demand Registration (and whose fees and expenses shall be borne solely by the Company, except that in no event shall the Company pay any Selling Expenses associated with the sale of the Registrable Securities, which shall be borne solely by the Holders)) advises the Company and the Holders of the Registrable Securities sought to be included in such Demand Registration that, in its opinion, the inclusion of all the Registrable Securities and any other securities of the Company, in each case, sought to be registered in connection with such Demand Registration would adversely affect the marketability of the Registrable Securities sought to be sold pursuant thereto, then the Company shall include in the registration statement applicable to such Demand Registration only such securities as the Holders of Registrable Securities sought to be registered therein ("DEMANDING SELLERS") and the Company are advised by such underwriter can be sold without such an effect (the "MAXIMUM DEMAND NUMBER"), as follows and in the following order of priority:

                (i) first, the number of Registrable Securities sought to be registered by each Demanding Seller, pro rata in proportion to the number of Registrable Securities sought to be registered by all Demanding Sellers; and

                (ii) second, if the number of Registrable Securities to be included under clause (i) next above is less than the Maximum Demand Number, the number of securities sought to be included by each other seller, pro rata in proportion to the number of securities sought to be sold by all such other sellers, which in the aggregate, when added to the number of securities to be included pursuant to clause (i) next above, equals the Maximum Demand Number.

                (g) SELECTION OF UNDERWRITERS. If the Holders of a majority of the Registrable Securities sought to be registered in a Demand Registration request that such Demand Registration be an underwritten offering, then such Holders shall select a nationally recognized underwriter or underwriters to manage and administer such offering (at such Holders' expense), such underwriter or underwriters, as the case may be, to be subject to the approval of the Company's Board of Directors, which approval shall not be unreasonably withheld.



                                       7.

SECTION 3. RESTRICTIONS ON TRANSFER.

                (a) Subject to such additional restrictions set forth in this
Section 3, each Holder agrees not to make any Transfer of all or any portion of its Shares unless and until:

                (i) there is then in effect a registration statement under the Securities Act covering such proposed Transfer and such Transfer is made in accordance with such registration statement; or

                (ii) (A) The Transferee has agreed in writing to be bound by the terms of Sections 3, 8 and 13 of this Registration Rights Agreement, (B) such Holder shall have notified the Company of the proposed Transfer and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed Transfer, and (C) such Holder shall have furnished the Company with an opinion of counsel, satisfactory to the Company, that such Transfer will not require registration of such Shares under the Securities Act. Notwithstanding the foregoing, the Company will not require the Transferee to be bound by the terms of Section 3, 8 and 13 of this Registration Rights Agreement if the Company shall determine that such Transferee has acquired said Shares pursuant to a transaction in compliance with Rule 144 under the Securities Act.

                (b) Notwithstanding the provisions of subsection (a) above, no restriction pursuant to subsection (a) shall apply to a Transfer by a Holder that is a corporation Transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder; provided, that in each case the Transferee has agreed in writing to be subject to the terms of this Registration Rights Agreement to the same extent as if it were an original Holder hereunder.

                (c) Each certificate representing Shares shall be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws or the Company's Bylaws):

                THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN REGISTRATION RIGHTS AGREEMENT BY AND



                                       8.

                BETWEEN THE STOCKHOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

                (d) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend.

                (e) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

                (f) If a Holder [...***...], and, if known, [...***...].
Notwithstanding the foregoing, (i) [...***...] in connection with [...***...] and (ii) with respect to [...***...] whether [...***...] with respect to [...***...] except to the extent that the information [...***...].

SECTION 4. WITHDRAWAL RIGHTS.

        Any Holder of Registrable Securities, having notified or directed the Company to include any or all of its Registrable Securities in a registration statement under the Securities Act, shall have the right to withdraw any such notice or direction with respect to any or all of the Registrable Securities designated for registration thereby by giving written notice to such effect to the Company prior to the effective date of such registration statement. In the event of any such withdrawal, the Company shall not include such Registrable Securities in the applicable registration and such Registrable Securities shall continue to be Registrable Securities hereunder. No such withdrawal shall affect the obligations of the Company with respect to the Registrable Securities not so withdrawn; provided that if such withdrawal shall reduce the number of Registrable Securities sought to be included in such registration below the Requisite Amount, then the Company shall as promptly as practicable give each Holder of Registrable Securities so to be registered notice to such effect, referring to this Agreement and summarizing this Section, and within five business days following the effectiveness of such notice, either the Company or the Holders of a majority of the Registrable Securities may, by written notice to each Holder of Registrable Securities or the Company, respectively, elect that such registration statement not be



                                               *CONFIDENTIAL TREATMENT REQUESTED



                                       9.

filed or, if theretofore filed, be withdrawn. During such five business day period, the Company shall not file such registration statement if not theretofore filed or, if such registration statement has been theretofore filed, the Company shall not seek, and shall use reasonable efforts to prevent, the effectiveness thereof. Any registration statement not filed or withdrawn in accordance with an election by the Company or the Holders of Registrable Securities shall not be counted as a Demand for purposes of Section 2 hereof provided, that such Holders requesting a withdrawal shall pay the Company's actual expenses incurred in connection with any such withdrawn registration statement.

SECTION 5. REGISTRATION PROCEDURES.

        Subject to the limitations described in Section 2(e), whenever the Holders of Registrable Securities have made a Demand that any Registrable Securities be registered pursuant to this Registration Rights Agreement, the Company shall use its reasonable efforts, subject to receipt of necessary information from each Holder, to effect the registration of such Registrable Securities as requested pursuant to a Demand in accordance with the intended method of disposition thereof and, in connection therewith, the Company shall, as expeditiously as possible:

                (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective, the Company shall use its best efforts to (i) file such registration statement with the Commission within [...***...] after the Demand Date, and (ii) subject to any timing considerations as referenced in Section 2(a) in connection with an Anticipatory Demand, cause such registration statement to become effective within [...***...] after such registration statement is filed with the Commission;

                (b) subject to Section 5(f) below, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a continuous period of not less than [...***...] (or, if earlier, until all Registrable Securities included in such registration statement have been sold thereunder in accordance with the manner of distribution set forth therein) and, in all cases, comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof as set forth in such registration statement (including, without limitation, by incorporating in a prospectus supplement or post-effective amendment, at the request of a seller of Registrable Securities, the terms of the sale of such Registrable Securities);

                (c) before filing with the Commission any such registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement and counsel for the underwriter or sales or placement agent, if any, in connection therewith, drafts of all such documents proposed to be filed and provide such counsel with a reasonable opportunity for review thereof and comment thereon, such review to be conducted and such comments to be delivered with reasonable promptness, provided that any unreasonable delay shall be deemed to extend the [...***...] period referenced in Section 5(a) above for the term of any such delay;



                                               *CONFIDENTIAL TREATMENT REQUESTED


                                      10.

                (d) promptly (i) inform the selling Holders of Registrable Securities of each of (x) the filing and effectiveness of the registration statement and prospectus and any amendments or supplements thereto, (y) the receipt of any comments from the Commission or any state securities law authorities or any other governmental authorities with respect to any such registration statement or prospectus or any amendments or supplements thereto, and (z) any oral or written stop order with respect to such registration, any suspension of the registration, or qualification of the sale of such Registrable Securities in any jurisdiction or any initiation or threatening of any proceedings with respect to the foregoing and (ii) use its reasonable efforts to obtain the withdrawal of any order suspending the registration or qualification (or the effectiveness thereof) or suspending or preventing the use of any related prospectus in any jurisdiction with respect thereto;

                (e) upon request, furnish to each seller of Registrable Securities, the underwriters and the sales or placement agent, if any, and counsel for each of the foregoing, a conformed copy of such registration statement and each amendment and supplement thereto (in each case, including all exhibits thereto and documents incorporated by reference therein) and such number of additional copies of such registration statement, each amendment and supplement thereto, the prospectus (including each preliminary prospectus) included in such registration statement and prospectus supplements and all exhibits thereto and documents incorporated by reference therein and such other documents as such seller, underwriter, agent or counsel may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller, the use of each of which thereby and therefor to which the Company hereby consents provided, however, that the obligation of the Company to deliver copies of prospectuses and prospectus supplements (in each case including all exhibits thereto and documents incorporated by reference therein) to the seller of Registrable Securities is expressly conditioned upon such seller's agreement hereunder, and shall be further subject to the receipt by the Company (if requested) of reasonable assurances from the seller of Registrable Securities, that such seller will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

                (f) if requested by the managing underwriter or underwriters of any registration or by the Holders of a majority of the Registrable Securities included in any registration statement, subject to approval of counsel to the Company in its reasonable judgment, promptly incorporate in a prospectus supplement or post-effective amendment to the registration statement such information concerning underwriters and the plan of distribution of the Registrable Securities as such managing underwriter or underwriters or such Holders reasonably shall furnish to the Company in writing and request be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such Holders to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably possible after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                (g) use its reasonable efforts to register or qualify such Registrable Securities under such securities or "blue sky" laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to keep



                                      11.

such registration or qualification in effect for so long as the registration statement remains effective under the Securities Act (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (ii) subject itself to taxation in any such jurisdiction where it would not otherwise be subject to taxation but for this paragraph or (iii) execute a general consent to service of process in any jurisdiction);

                (h) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the discovery that, or of the happening of any event as a result of which, the registration statement covering such Registrable Securities, as then in effect, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or any fact necessary to make the statements therein not misleading, and, subject to the timing limitations described in Section 2(e) with respect to the Company's ability to suspend the effectiveness of a registration statement, promptly prepare and furnish to each such seller a supplement or amendment to the prospectus contained in such registration statement so that such registration statement shall not, and such prospectus as thereafter delivered to the purchaser of such Registrable Securities shall not, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or any fact necessary to make the statements therein not misleading;

                (i) cause all such Registrable Securities to be listed on the primary securities exchange or market on which or through which securities of the same class of the Company are then listed or traded;

                (j) use its reasonable efforts to comply with all applicable laws related to such registration statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Exchange Act); and

                (k) make generally available to its security holders as soon as practicable, but in any event not later than 90 days following the close of the period covered thereby, an earnings statement, covering a 12-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158 under the Securities Act) of the registration statement, of the Company (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including Rule 158).

        It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 5 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. Each Holder hereby further agrees that it will promptly notify the Company of any changes in the information set forth in any registration statement regarding said Holder or its intended plan of distribution.

        Whether or not the Company suspends the use of the registration statement and prospectus as provided in Section 2(e) of this Registration Rights Agreement above, each seller



                                      12.

of Registrable Securities hereunder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (h) of this Section 5, such seller shall forthwith discontinue such seller's disposition of Registrable Securities pursuant to the applicable registration statement and prospectus relating thereto until such seller's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (h) of this Section 5 and, if so directed by the Company, deliver to the Company all copies, other than permanent file copies, then in such seller's possession of the prospectus current at the time of receipt of such notice relating to such Registrable Securities. In the event the Company shall give such notice, the [...***...] period during which such registration statement must remain effective pursuant to this Agreement shall be extended by the number of days during the period from the date of giving of a notice regarding the happening of an event of the kind described in paragraph (h) of this Section 5 to the date when all such sellers shall receive such a supplemented or amended prospectus and such prospectus shall have been filed with the Commission.

SECTION 6. REGISTRATION EXPENSES.

        All expenses incident to the Company's performance of, or compliance with, its obligations under this Agreement, including, without limitation, all registration and filing fees, all fees and expenses of compliance with securities and "blue sky" laws, all printing and copying expenses, and all fees and expenses of the Company's independent certified public accountants and counsel and other Persons retained by the Company in connection therewith (collectively, the "REGISTRATION EXPENSES") shall be borne by the Company, unless otherwise provided in this Agreement. In no event shall the Company be required to bear any Selling Expenses. The Company also shall bear in all events (and without implication that the contrary otherwise would be true) its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, and the expense of any financial statement audit) and the expenses and fees for listing the securities to be registered on each securities exchange and market on which securities of the same class issued by the Company are then listed or traded. The Holders of the Registrable Securities included in a registration statement shall bear the fees and expenses of their own counsel and all Selling Expenses applicable to the sale of the Registrable Securities in the registration statement.

SECTION 7. INDEMNIFICATION.

                (a) BY THE COMPANY. The Company agrees to indemnify, to the fullest extent permitted by law, each Holder of Registrable Securities and its officers, directors, employees and agents and each Person who controls (within the meaning of the Securities Act) such Holder, against all losses, claims, damages, liabilities and expenses caused by (i) any untrue or alleged untrue statement of material fact contained or incorporated by reference in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (ii) any omission or alleged omission of a material fact required to be stated therein or of a fact necessary to make the statements therein not misleading, except, in either case, insofar as the same arise out of or are based upon (a) information furnished in writing to the Company by such Holder expressly for use therein, (b) the failure of such Holder to comply with the covenants and agreements contained in this Registration Rights Agreement respecting the sale of the Registrable Securities, (c) the inaccuracy of any representations made by such Holder in this


                                               *CONFIDENTIAL TREATMENT REQUESTED



                                      13.

Registration Rights Agreement or any representations relating to such Holder's acquisition of the Shares made by such Holder in any of the Related Agreements or (d) any statement or omission in any prospectus or any amendment or supplement thereto that is corrected in any subsequent prospectus or any amendment or supplement thereto that was delivered to such Holder prior to the pertinent sale or sales by such Holder.

                (b) BY HOLDERS. In connection with any registration statement in which a Holder of Registrable Securities is participating, each such Holder agrees to indemnify the Company and its directors, officers, employees and agents and each Person who controls (within the meaning of the Securities Act) the Company against any losses, claims, damages, liabilities and expenses arising out of or based upon (i) any untrue or alleged untrue statement of material fact contained or incorporated by reference in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder for use in connection with such registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto (ii) any failure by such Holder to comply with the covenants and agreements contained in this Registration Rights Agreement respecting the sale of the Registrable Securities or (iii) the inaccuracy of any representation made by such Holder in this Registration Rights Agreement or in any representations relating to such Holder's acquisition of the Shares made by such Holder in any of the other Related Agreements; provided that the obligation to indemnify will be several, not joint and several, among Holders of Registrable Securities and the liability hereunder of each such Holder of Registrable Securities will be in proportion to and limited to the gross amount received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

                (c) NOTICE. Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, however, that the failure to give such notice shall not release the indemnifying party from its obligations under this Section 7, except to the extent that the indemnifying party has been materially prejudiced by such failure to provide such notice.

                (d) DEFENSE OF ACTIONS. In any case in which any such action or claim is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof (but only so long as it continues to have the right to defend such action or claim), the indemnifying party will not be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, in which event the indemnified party shall be reimbursed by the indemnifying party for the reasonable expenses incurred in connection with retaining separate legal counsel; provided that the indemnifying party shall not be obligated to reimburse



                                      14.

the indemnified parties for the fees and expenses of more than one counsel for all indemnified parties who do not have different or additional defenses among themselves). An indemnifying party shall not be liable for any settlement of an action or claim effected without its consent, provided that such consent shall not be unreasonably withheld. The indemnifying party shall lose its right to defend an action or claim if it shall fail to contest diligently such action or claim. An indemnifying party shall not settle an action or claim as it relates to an indemnified party without the consent of such indemnified party (which consent shall not be unreasonably withheld).

                (e) SURVIVAL. The indemnification provided for under this Registration Rights Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Registrable Securities in accordance with this Registration Rights Agreement.

                (f) CONTRIBUTION. If recovery is not available under the foregoing indemnification provisions for any reason or reasons other than as specified therein, any Person who would otherwise be entitled to indemnification by the terms thereof shall nevertheless be entitled to contribution with respect to any losses, claims, damages, liabilities or expenses with respect to which such Person would be entitled to such indemnification but for such reason or reasons. In determining the amount of contribution to which the respective Persons are entitled, there shall be considered the Persons' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any alleged misstatement or omission, and other equitable considerations appropriate under the circumstances. It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

SECTION 8. LOCK-UP AGREEMENT.

        Each Holder agrees, so long as such Holder holds at least one percent (1%) of the Company's outstanding voting equity securities, in connection with any Primary Offering, upon request of the Company or the underwriters managing such offering, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than any which may be included in such registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 90 days) from the effective date of such registration as may be requested by the Company or such underwriters; provided that the executive officers and directors of the Company who own stock of the Company also agree to such restrictions.

SECTION 9. RULE 144 INFORMATION.

        With a view to making available the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the sale of restricted securities to the public without registration, the Company agrees, until the Registrable Securities shall have ceased to be restricted securities within the meaning of Rule 144, to use its reasonable efforts to:

                (a) make and keep available adequate current public information, as those terms are understood and defined in Rule 144;



                                      15.

                (b) file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act; and

                (c) furnish to any Holder, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

SECTION 10. TRANSFER OF REGISTRATION RIGHTS.

        The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of not less than 100,000 Registrable Securities (subject to appropriate adjustment in the event of any split or combination of shares, recapitalization or similar transaction); provided that (i) the transferring Holder gives the Company written notice of such transfer or assignment within a reasonable time after consummation thereof, which notice states the name and address of the transferee or assignee and identifies the Registrable Securities with respect to which such registration rights are being transferred or assigned; (ii) the transferee or assignee confirms in writing its agreement to assume the obligations of the Holder with respect to the transferred Registrable Securities pursuant to this Agreement; and (iii) immediately following such transfer or assignment, the further disposition of such Registrable Securities by the transferee or assignee is restricted under the Securities Act.

SECTION 11. TERMINATION OF REGISTRATION RIGHTS.

        The rights granted under this Agreement shall terminate on the second anniversary of the date as of which the Shareholder no longer has the right to effect any Conversion.

SECTION 12. ASSUMPTION BY SUCCESSOR.

        The Company shall not, directly or indirectly, enter into any merger, consolidation, reorganization or conversion transaction in which the Company is not the surviving entity (or in which the Company survives as a wholly owned subsidiary of another entity) unless the surviving entity, prior to such transaction, agrees in writing to assume in full and without modification (other than conforming changes necessary to reflect the new issuer of the Registrable Securities) all of the obligations of the Company under this Agreement.

SECTION 13. MISCELLANEOUS.

                (a) NO EXISTING REGISTRATION RIGHTS; NO INCONSISTENT AGREEMENTS. The Company represents and warrants that there are no existing rights to require or request the Company to register any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, except for those rights applicable to securities covered by registration statements previously filed by the Company. The Company shall not grant to any Person any registration rights in any way conflicting with those contained herein



                                      16.

without the consent of the Shareholder and of Holders owning a majority of the Registrable Securities.

                (b) REMEDIES. If any party to this Agreement obtains a judgment against any other party hereto by reason of any breach of this Agreement or the failure of such other party to comply with the provisions hereof, a reasonable attorneys' fee as fixed by the court shall be included in such judgment. No remedy conferred upon any party to this Agreement is intended to be exclusive of any other remedy herein or by law provided or permitted, but each such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

                (c) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Shareholder and of Holders of a majority of the Registrable Securities. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement or of any further breach of the provision so waived or of any other provision of this Agreement. No extension of time for the performance of any obligation or act hereunder shall be deemed an extension of time for the performance of any other obligation or act. The waiver by any party of any of the conditions precedent to its obligations under this Agreement shall not preclude it from seeking redress for breach of this Agreement.

                (d) SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, and the remaining provisions of this Agreement shall continue to be binding and in full force and effect.

                (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed to be an original, and all of which shall be taken to be one and the same instrument with the same effect as if each of the parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signature thereon and may be attached to another counterpart of this Agreement identical in form hereto and having attached to it one or more additional signature pages.

                (f) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and shall not be deemed to limit, characterize or interpret any provision of this Agreement.

                (g) GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts, of New York.



                                      17.

                (h) NOTICES. All notices which are required or permitted hereunder will be in writing and sufficient if delivered personally, sent by facsimile or email to current a fax number or e-mail address for the recipient (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

               if to Amylin, to: Amylin Pharmaceuticals, Inc.
                                 9373 Towne Centre Drive, Suite 250
                                 San Diego, California  92121
                                 Attention: Chairman and Chief Executive Officer Fax No.: (858) 552-1936
                                 E-Mail:  jcook@amylin.com

              with a copy to:    Attention: General Counsel
                                 Fax No.: (858) 552-1936
                                 E-Mail:  lrowland@amylin.com

              if to Lilly, to:   Eli Lilly and Company
                                 Lilly Corporate Center
                                 Indianapolis, IN 46285
                                 Attention:  General Counsel

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice will be deemed to have been given when delivered if personally delivered or sent by facsimile on a business day, on the business day after dispatch if sent by nationally-recognized overnight courier and on the third business day following the date of mailing if sent by mail.

                (i) ENTIRE AGREEMENT. This Agreement constitutes the sole and entire agreement of the parties with respect to the subject matter hereof.



                          [THE SIGNATURE PAGE FOLLOWS.]



                                      18.

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                     AMYLIN PHARMACEUTICALS, INC.

                                     By: /s/ JOSEPH C. COOK, JR.
                                        ----------------------------------------
                                     Printed: Joseph C. Cook, Jr.
                                             -----------------------------------
                                     Title: Chairman and Chief Executive Officer
                                           -------------------------------------


                                     ELI LILLY AND COMPANY

                                     By: /s/ AUGUST M. WATANABE
                                        ----------------------------------------
                                     Printed: August M. Watanabe
                                             -----------------------------------
                                     Title: Executive Vice President
                                            Science/Technology
                                           -------------------------------------


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]